Exhibit 10.3.79
SUPPLEMENTAL INDENTURE
     SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of April 19, 2011, 2011, among BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) II S.A. (or its successor), a Luxembourg public limited liability company (société anonyme), having its registered office at 6, Parc d’Activités Syrdall, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under the number B129.914 (the “Issuer”), the affiliates of the Issuer party hereto (the “New Subordinated Guarantors”) and The Bank of New York Mellon (formerly The Bank of New York), as trustee under the indenture referred to below (the “Trustee”).
W I T N E S S E T H :
     WHEREAS the Issuer has heretofore executed and delivered to the Trustee an indenture (as amended, supplemented or otherwise modified, the “Indenture”) dated as of June 29, 2007, providing for the issuance of the Issuer’s 9 1/2% Senior Subordinated Notes due 2017 (the “Securities”), initially in the aggregate principal amount of €420,000,000;
     WHEREAS Section 4.11 of the Indenture provides that under certain circumstances the Issuer is required to cause the New Subordinated Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which each of the New Subordinated Guarantors shall unconditionally guarantee all the Issuer’s Obligations under the Securities and the Indenture pursuant to a Subordinated Guarantee on the terms and conditions set forth herein; and
     WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee and the Issuer are authorized to execute and deliver this Supplemental Indenture;
     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each of the New Subordinated Guarantors, the Issuer and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:
     1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term “Holders” in this Supplemental Indenture shall refer to the term “Holders” as defined in the Indenture and the Trustee acting on behalf of and for the benefit of such Holders. The words “herein”, “hereof” and “hereby” and other words of similar import used in this Supplemental

Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.
     2. Agreement to Guarantee. Each of the New Subordinated Guarantors hereby agrees, jointly and severally with all existing Subordinated Guarantors (if any), to unconditionally guarantee the Issuer’s Obligations under the Securities and the Indenture on the terms and subject to the conditions set forth in Article X and Article XI of the Indenture and to be bound by all other applicable provisions of the Indenture and the Securities and to perform all of the obligations and agreements of a Subordinated Guarantor under the Indenture (the “Subordinated Guarantee”).
     3. [intentionally left in blank]
     4. Notices. All notices or other communications to the New Subordinated Guarantors shall be given as provided in Section 13.02 of the Indenture.
     5. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.
     6. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
     7. Trustee Makes No Representation. The Trustee shall not be responsible in any manner whatsoever for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the New Subordinated Guarantors. Furthermore, the Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.
     8. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
     9. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

CENTRAL DE BOLSAS, S. DE R.L. DE C.V.
By:	/s/ Cindi Lefari
	Name:	Cinfi Lefari
Title:

GRUPO CORPORATIVO JAGUAR, S.A. DE C.V.
By:	/s/ Cindi Lefari
	Name:	Cinfi Lefari
Title:

SERVICIOS INDUSTRIALES JAGUAR, S.A. DE C.V.
By:	/s/ Cindi Lefari
	Name:	Cinfi Lefari
Title:

SERVICIO TERRESTRE JAGUAR, S.A. DE C.V.
By:	/s/ Cindi Lefari
	Name:	Cinfi Lefari
Title:

PACTIV MEXICO, S. DE R.L. DE C.V.

By:	/s/ Cindi Lefari
	Name:	Cinfi Lefari
Title:

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) II S.A.
By:	/s/ Cindi Lefari
	Name:	Cinfi Lefari
Title:

THE BANK OF NEW YORK MELLON, as Trustee
By:	/s/ Paul Cattermole
	Name:	Paul Cattermole
	Title:	Vice President